Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended February 28, 2021 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Isaias (Zak) Jose Calisto, the Chief Executive Officer and Morné Grundlingh, the Chief Financial Officer of Karooooo Ltd., each certifies that, to the best of his or her knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Karooooo Ltd.

Date: June 28, 2021	By:	/s/ Isaias (Zak) Jose Calisto
Isaias (Zak) Jose Calisto
Chief Executive Officer

By:	/s/ Morné Grundlingh
Morné Grundlingh
Chief Financial Officer